RESTRICTIONS IMPOSED ON THE DISTRIBUTION OF DIVIDENDS (Tables)	12 Months Ended
Dec. 31, 2019
RESTRICTIONS IMPOSED ON THE DISTRIBUTION OF DIVIDENDS
Schedule of shareholders' equity under the rules of the Argentine Central Bank

At December
31, 2019
Capital Stock	456,722
Paid in Capital	8,997,297
Legal Reserve	91,344
Other Reserves	6,708,810
Other Comprehensive Income	1,167,932
Net Income for the year	4,257,932
Total shareholders’ equity under the rules of the Argentine Central Bank	21,680,037